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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 26, 1997


                          MICROTEL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



     Delaware                     1-10346                     77-0226211
     --------                     -------                     ----------
State or Other               Commission File             IRS Employer
Jurisdiction of              Number                      Identification No.
Incorporation or
Organization


      4290 East Brickell Street
      Ontario, California                             91761
      -------------------                             -----
  Address of Principal Executive Offices             Zip Code


Registrant's telephone number, including area code: (909) 391-4321
                                                    --------------


           2040 Fortune Drive, Suite 102, San Jose, California 95131
          -----------------------------------------------------------
          Former name or former address, if changed since last report





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Item 1.           Changes in Control of Registrant

         Pursuant to a Merger (the "Merger") between a wholly owned subsidiary of MicroTel International, Inc. (the "Registrant") and XIT Corporation (see
Item 2 below), a Change in Control of the Registrant has occurred.

         Upon completion of the Merger, the Registrant's current directors (with the exception of Jack E. Talan, who remains on the Board) resigned and were replaced by the four existing directors of XIT. The new Board of Directors consists of Mr. Talan, Carmine T. Oliva, David A. Barrett, Laurence P. Finnegan, Jr. and Robert Runyon. With the consummation of the Merger, there are 9,305,242 shares of the Registrant's Common Stock outstanding, each of which entitles the holder thereof to one vote on each matter which may come before a meeting of the shareholders, and the former XIT shareholders are the owners of approximately 6,119,215 of such shares. The Common Stock is the only issued and outstanding class of securities of the Registrant.

Item 2.           Acquisition or Disposition of Assets

On March 26, 1997, XIT Acquisition Inc. ("XIT Acquisition"), a newly formed and wholly owned subsidiary of the Registrant, merged with and into XIT Corporation ("XIT") (the "Merger"). Pursuant to the Merger, the former shareholders of XIT were issued approximately 6,119,215 shares of Common Stock of the Registrant, or approximately 65.8% of the issued and outstanding Common Stock. In addition, holders of XIT stock options and warrants collectively have the right to acquire an additional 2,153,240 shares of the Registant's Common Stock. Collectively, the former XIT shareholders, option holders and warrant holders now own, or have the right to acquire, approximately 65% of the Registrant's Common Stock on a fully diluted basis. The Merger Agreement dated as of December 31, 1996 (the "Merger Agreement") was filed as Exhibit 1 to
Item 2 of the Report on Form 8-K filed by the Registrant on January 21, 1997 which is incorporated herein by reference.

Item 7.           Financial Statements; Pro Forma Information and Exhibits

                  (a) The Financial Statements of XIT Corporation will be filed by Amendment within sixty (60) days of the date hereof.

                  (b) The Pro Forma financial information will be filed by amendment within sixty (60) days of the date hereof.

                  (c) The Merger Agreement has been previously filed and is incorporated herein by reference. (See Item 2 above).

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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       MICROTEL INTERNATIONAL, INC.



                       By: /s/ Carmine T. Oliva
                           --------------------
                           Carmine T. Oliva
                           President and Chief Executive Officer


Date:  April 4, 1997




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